U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                Date of Report: November 19, 1996


                 ICHI-BON INVESTMENT CORPORATION
     (Exact name of registrant as specified in its charter)


                            COLORADO
         (State or other jurisdiction of incorporation)


     0-25388                          84-1156459
(Commission File No.)                (IRS Employer
                                   Identification No.)

3222 S. Vance, Suite 100
Lakewood, Colorado                                        80227
(Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code: (303) 988-1441

                                   1

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Item 2.  Acquisition and Disposition of Assets.

     Effective November 11, 1996, Ichi-Bon Investment Corporation (the "Company") entered into a letter of intent with Covenant Financial Group of America, Inc. ("CFG"), a privately held Alabama corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of CFG in exchange for issuance by the Company of previously unissued "restricted" common stock. The relevant terms of the proposed transaction require the Company to issue to the CFG shareholders an aggregate of 9,500,000 "restricted" common shares, representing approximately 95% of the Company's then outstanding common stock, in exchange for all of the issued and outstanding shares of CFG.

     The proposed share exchange is subject to satisfaction of certain conditions, including completion of due diligence activities, the approval of the transaction by all of the shareholders of each of CFG and the Company and issuance of an order of effectiveness by the SEC for the Company's Registration Statement on Form S-4 and the filing of the Company's Definitive Proxy Statement. If the proposed transaction with CFG is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the present management of CFG, or their designees. A copy of the letter of intent between the Company and CFG is attached hereto as Exhibit 2.0 and incorporated herein as if set forth.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

     2.0  Letter of Intent between the Company and Covenant
Financial Group, Inc.

                                   2

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICHI-BON INVESTMENT CORPORATION



                                   By:/s/ Cheryl Okizaki
                                      Cheryl Okizaki,
                                      President


Dated:  November 19, 1996

                 ICHI-BON INVESTMENT CORPORATION


                           EXHIBIT 2.0


                    LETTER OF INTENT BETWEEN

                        THE COMPANY AND

            COVENANT FINANCIAL GROUP OF AMERICA, INC.

                 ICHI-BON INVESTMENT CORPORATION
                    3222 S. Vance, Suite 100
                    Lakewood, Colorado 80227

                        November 11, 1996



Board of Directors
Covenant Financial Group of America, Inc.
266 Gadsden Highway
Suite 201
Birmingham, AL 35235

Attention: Ms. Brenda Lovelady Shiflett, President

     Re:  Proposed Plan of Reorganization Between Ichi-
          Bon Investment Corporation and Covenant
          Financial Group of America, Inc.

Dear Ms. Shiflett:

This letter is intended to express the general terms of the Plan of Share Exchange to be formalized between Ichi-Bon Investment
Corporation, a Colorado corporation ("IBI") and Covenant Financial Group of America, Inc., an Alabama corporation ("CFG"). The objective of our discussions has been the execution and consummation of applicable formal agreement(s) between IBI and CFG (the "Exchange Agreements") which, among other things, would provide for the various matters set forth below.

  1. Plan of Share Exchange and Reorganization of the Companies. The board of directors of IBI and CFG have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that an exchange of all of the issued and outstanding securities of CFG for shares of IBI common stock equal to ownership of approximately 95% of IBI's outstanding shares would be in the best interest of both companies. It is the intent of the parties hereto that the proposed share exchange of CFG and IBI be effected as a tax-free reverse merger pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

  2.   Terms of Share Exchange.

       (A) IBI Capitalization. IBI's total authorized capital stock consists of 25,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share. As of the date hereof there are 500,000 common shares of IBI issued and outstanding. There are no preferred shares issued or outstanding.

       (B) CFG Capitalization. CFG's total authorized capital consists of 50,000,000 Common Shares, $0.01 par value per share. As

Board of Directors
Covenant Financial Group of America, Inc.
November 11, 1996
Page 2

of the date hereof, CFG has 46,791,419 common shares issued and outstanding. Prior to the date of Closing, as defined hereinbelow, CFG intends to undertake a reverse split of its issued and outstanding common shares, wherein 1 share of common stock will be issued in exchange for every 5 shares presently issued and outstanding. As a result, on the Closing Date there will be 9,358,284 Common Shares issued and outstanding.

       (C) Special Board and Shareholder Meetings.

       (i) Prior to Closing, the Board of Directors of IBI will call a special meeting of the IBI shareholders for the purposes of: (a) ratifying the transaction proposed herein;
       (b) amending the IBI Articles of Incorporation, to change the name of IBI to "Covenant Financial Group of America, Inc.", or such other name as may be available and acceptable to the present CFG Board of Directors; (c) providing applicable dissenter's rights afforded to the IBI Shareholders pursuant to the laws of the State of Colorado; and (d) undertaking any additional amendments to the IBI Articles of Incorporation reasonably requested by the CFG Board of Directors and acceptable to the IBI Board of Directors.

       (ii)  Prior to Closing, the Board of Directors of CFG will
       (a) call a special meeting of the CFG shareholders for the purposes of ratifying the transaction proposed herein, including providing applicable dissenter's rights afforded to the CFG Shareholders pursuant to the laws of the State of Alabama; and (b) take all additional action necessary to cause the intent of this letter to be adopted and ratified.

       (D) Share Exchange. Upon IBI filing a Definitive Proxy or Information Statement with the SEC and subject to the approval of the terms and conditions contained herein by the IBI and CFG shareholders (hereinafter the "Closing Date"), CFG shall merge with IBI, with IBI emerging as the surviving entity, by the CFG shareholders exchanging all of the issued and outstanding CFG Stock owned by them for 9,500,000 "restricted" Common Shares of IBI.

       (E) Officers and Directors. At Closing, the present officers and directors of IBI shall deliver to CFG their respective letters of resignation, along with certified minutes of the IBI
Board of Directors accepting such resignation and appointing to the IBI Board those persons designated by CFG to be officers and

Board of Directors
Covenant Financial Group of America, Inc.
November 11, 1996
Page 3

directors of the surviving entity herein.

       (F) Filing of Registration Statement. If deemed necessary by the respective legal counsel of the parties hereto, IBI shall file with the Securities and Exchange Commission a Registration Statement on Form S-4 (the "Registration Statement"), wherein all of the IBI Common Shares to be issued to the CFG shareholders relevant herein shall be registered pursuant to the Securities Act of 1933, as amended.

  3. Financial Condition of IBI. Except as provided herein, as of the Closing Date, IBI balance sheet will reflect no assets or liabilities.

  4. Financial Condition of CFG. CFG has provided to IBI its unaudited balance sheet for the period ended September 30, 1996, which indicates total assets of $476,628 and shareholders' equity of $26,761. Upon execution hereof, CFG shall undertake and complete an independent audit in accordance with Paragraph 5(B), below, which shall demonstrate total assets and shareholders' equity consistent with the unaudited financial statements provided to IBI herein. For purposes herein, any negative deviation of 10% or more shall be deemed to be inconsistent with the unaudited financial statements.

  5.   Conditions to Closing.

       (A) Closing. The Closing of the transaction proposed herein shall take place as soon as practical after the IBI Definitive Proxy is filed with the SEC, the respective shareholders of IBI and CFG approve the terms included herein and the Registration Statement is deemed effective by the SEC (if so required as provided herein). The Closing shall take place in Aurora, Colorado at the offices of legal counsel for IBI, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

       (B) To Be Provided by CFG. At or prior to Closing, CFG shall provide to the present Board of Directors of IBI the following:

       i) a financial audit of it's books, which shall be prepared in accordance with Generally Accepted Accounting Principles

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Board of Directors
Covenant Financial Group of America, Inc.
November 11, 1996
Page 4

       and provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to IBI by CFG prior to Closing. If it is deemed necessary for IBI to file the Registration Statement, CFG agrees to provide said audit as soon as possible in order to include the same in either or both of the Registration Statement and Proxy Statement discussed herein; and

       ii) if no Registration Statement is deemed necessary, an investment letter in a form acceptable to counsel to IBI, duly executed by each CFG shareholder, acknowledging that each such shareholder is exchanging their respective securities of CFG for their pro rata applicable number of IBI common shares, that such shares to be acquired by each CFG shareholder are solely for their account and for investment and they have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof; or

       iii) if such a Registration Statement is deemed necessary, a "lock-up" agreement in a form acceptable to management of both IBI and CFG, wherein each CFG shareholder shall agree not to sell, assign or otherwise convey any of the IBI shares to be issued herein for a minimum period of two (2) years from the Closing Date, unless otherwise released prior by a majority of the present members of the IBI Board of Directors, in their sole discretion

       (C) Non-Delivery. Failure by CFG to provide those items described hereinabove, or failure of said audit to confirm the financial condition of CFG as represented herein, shall render this proposed transaction voidable at the discretion of the present Board of Directors of IBI. For purposes herein, any deviation in excess of 10% shall be construed as conforming with the financial condition of CFG represented herein.

       (D) Representations of IBI. IBI hereby represents that, as of the Closing date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 10-K, 10-KSB, 10-Q and/or 10-QSB.

Board of Directors
Covenant Financial Group of America, Inc.
November 11, 1996
Page 5

  6. Default. In the event CFG fails to perform pursuant to Paragraphs 4 or 5, above, or close the transaction without the fault of IBI, CFG shall be responsible for payment of all reasonable costs incurred by IBI, including but not limited to attorneys fees, due diligence costs, costs related to proxy solicitation and such other costs as may be incurred directly relating to this proposed transaction. Otherwise, each party hereto shall be responsible for payment of their own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not this transaction is consummated, except as provided in Paragraph 8, hereinbelow.

  7. Confidentiality. Upon the signing of this Letter of Intent, IBI and CFG will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information), obtained concerning the other's operations, assets and business.

  8. Retainer of Counsel. The principals of the parties hereto will assign the SEC counsel who is responsible for the preparation of all required/desired SEC filings. As a material condition hereto, upon execution hereof by CFG, CFG shall tender a non-refundable fee of $25,000 to counsel to IBI, herein referenced, in order to allow such counsel to commence preparation of all SEC filings and other related documentation necessary to allow IBI to comply with the rules and regulations necessary to consummate the transaction proposed herein. In the event the applicable costs incurred by IBI herein exceed the aforesaid fee, the remaining obligation shall remain due and owing by the surviving company.

  9. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been paid and further, shall indemnify and hold harmless the other party from such obligation.

  10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of

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Board of Directors
Covenant Financial Group of America, Inc.
November 11, 1996
Page 6

which together shall constitute one and the same instrument.

  11. Jurisdiction. It is the intention of the parties that the laws of the State of Colorado govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.


  12. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested, postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. Any such notice shall be deemed to be given three (3) days after deposit in the U.S. mail.

  13. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

  14. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

ICHI-BON INVESTMENT CORPORATION



By:  s/Cheryl L. Okizaki
    Cheryl L. Okizaki, President

APPROVED AND ACCEPTED this 11th day of November, 1996.

COVENANT FINANCIAL GROUP OF AMERICA, INC.




By:  s/Brenda Lovelady Shiflett
    Brenda Lovelady Shiflett, President